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                        SUPPLEMENT DATED JULY 10, 2000 TO
             PROSPECTUS OF THE OAKMARK FAMILY OF FUNDS DATED JANUARY 29, 2000

REORGANIZATION OF PARENT OF INVESTMENT ADVISER.

The Funds' investment adviser, Harris Associates L.P. ("Harris Associates"), is a limited partnership managed by its general partner, Harris Associates, Inc. ("HAI"). HAI is a wholly-owned subsidiary of Nvest Companies, L.P. Nvest Companies, L.P. and its affiliate, Nvest, L.P. (collectively, "Nvest") have entered into an agreement for CDC Asset Management to acquire all of the outstanding partnership units of Nvest. CDC Asset Management is the investment management arm of France's Caisse des Depots Group, which is a major diversified financial institution. Nvest will be renamed CDC Asset Management-North America and will continue to use the holding company structure. It is expected that Harris Associates will retain its investment independence, brand names, management and operating autonomy and that the acquisition will not affect daily operations of the Funds or the investment management activities of Harris Associates.

Under the Investment Company Act of 1940, the acquisition may result in a change of control of Harris Associates that would terminate the Funds' investment management agreements with Harris Associates. Consequently, it is anticipated that Harris Associates will seek approval of the new management agreements from the Funds' Board of Trustees and shareholders prior to consummation of the transaction. The transaction is expected to be consummated in the fourth quarter of 2000.

HASCDC